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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)    January 24, 2001
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                            STAR GAS PARTNERS, L.P.
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             (Exact name of registrant as specified in its charter)


          Delaware                       33-98490                06-1437793
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  (State or other jurisdiction     (Commission File Number)     (IRS Employer
         of incorporation)                                   Identification No.)


    2187 Atlantic Street, Stamford, CT          06902
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(Address of principal  executive offices)     (Zip Code)

       Registrant's telephone number, including area code  (203) 328-7300
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 5.   Other Events

This form 8-K consists of a copy of the underwriting agreement for a firm commitment public offering of up to 1,900,000 common units of the registrant that were previously registered pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-94031).

Item 7.   Financial Statements and Exhibits

(c)   Exhibits

      1. Underwriting Agreement, dated as of January 24, 2001, by and among Star Gas Partners, L.P., A.G. Edwards & Sons, Inc., UBS Warburg LLC, CIBC World Markets Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Star Gas Partners, L.P.
By:  Star Gas LLC (General Partner)


         Signature                      Title                         Date
-----------------------------  ------------------------         ----------------
/s/  George Leibowitz           Chief Financial Officer         January 26, 2001
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By:  George Leibowitz